EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Visual Networks, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Scott E. Stouffer, Peter J. Minihane and Nancy A. Spangler, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Post-Effective Amendment No. 1 on Form S-8 to the registration statement on Form S-4 (or other appropriate form) relating to the proposed issuance of Common Stock and other securities pursuant to the exercise of stock options granted under the Avesta Technologies, Inc. 1996 Stock Plan, as amended and assumed by Visual Networks, Inc. (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                                                     Title                                       Date
---------                                                     -----                                       ----

/s/ Scott E. Stouffer                   Chairman of the Board of Directors, President and            May 30, 2000
---------------------------------                    Chief Executive Officer
Scott E. Stouffer                                 (Principal Executive Officer)


/s/ Peter J. Minihane                       Executive Vice President, Chief Operating                May 30, 2000
---------------------------------               Officer, Chief Financial Officer,
Peter J. Minihane                                     Treasurer and Director
                                           (Principal Accounting and Financial Officer)


                                                            Director
---------------------------------
Grant G. Behrman

                                                             Director
---------------------------------
Marc F. Benson

/s/ Theodore R. Joseph                                       Director                                May 26, 2000
---------------------------------
Theodore R. Joseph

/s/ Ted H. McCourtney                                        Director                                May 26, 2000
---------------------------------
Ted H. McCourtney

                                                             Director
---------------------------------
Thomas A. Smith

/s/ William J. Smith                                         Director                                May 26, 2000
---------------------------------
William J. Smith

                                                             Director
---------------------------------
Kam M. Saifi